Fourth Quarter & FY 2017
Earnings Results Conference Call
February 22, 2018

Branded Promotional Products


BAMKO

Uniforms and Image Apparel



Call and Contact Center



Superior
UNIFORM GROUP

Cautionary Notice Regarding Forward-Looking Statements

This presentation contains forward-looking statements by Superior Uniform Group, Inc. (the "Company") within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995, and all Rules and Regulations issued thereto. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "expects," "believes," "anticipates" and variations of such words and similar expressions identify such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: general economic conditions in the areas of the United States in which the Company's customers are located; changes in the healthcare, resort and commercial industries where uniforms and service apparel are worn; the impact of competition; our ability to successfully integrate operations following consummation of acquisitions and the availability of manufacturing materials. Reference is also made to the Company's periodic filings with the Securities and Exchange Commission for additional risk factors that may impact the Company's results of operations and financial condition. The Company does not undertake to update the forward-looking statements contained herein to conform to actual results or changes in our expectations, whether as a result of new information, future events or otherwise.

Impacts of Tax Cuts and Jobs Act

Supplemental Statement of Consolidated Income Information

For the Year Ended December 31, 2017 *($'s in millions)*	
Income Tax Expense Before Impact of Tax Cuts and Jobs Act	$5.8
Impacts of Tax Cuts and Jobs Act	
Remeasurement of Deferred Tax Assets and Liabilities for Reduction in Federal Tax Rate	1.8
Repatriation Tax on Accumulated Foreign Earnings	1.5
Recognition of Deferred Tax Liability for Future Foreign Withholding Taxes	0.7
Total Impact of Tax Cuts and Jobs Act	4.0
Total Tax Provision, Including Impact of Tax Cuts and Job Act	$9.8

Superior UNIFORM GROUP

Impacts of Tax Cuts and Jobs Act Supplemental Statement of Consolidated Income Information

Reconciliation of GAAP to Non-GAAP Financial Measures

For the Year Ended December 31, 2017 *($'s in millions, except for per share amounts)*	Diluted Earnings Per Share	
Income Before Taxes on Income		$24.8
Income Tax Expense Before Impact of Tax Cuts and Jobs Act		5.8
Net Income Before Impact of Tax Cuts and Jobs Act		19.0
Diluted Earnings Per Share Before Impact of Tax Cuts and Jobs Act	$1.25	
Tax Expense Related to Tax Cuts and Jobs Act		4.0
Net Income		$15.0
Diluted Earnings Per Share	$0.99	

In addition to reporting financial results in conformity with accounting principles generally accepted in the United States (GAAP), the Company also discusses non-GAAP measures that exclude adjustments related to U.S. tax reform legislation. Net income (loss) attributable to Superior Uniform Group and diluted earnings per share measures that exclude this item is not in accordance with, nor is it a substitute for, GAAP measures.

Superior Uniform Group

Long-Term Revenue Guidance Outlook

February 22, 2018



(in millions)
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$267.0
$460.0
Organic
CAGR
2017
2022

	2017 As Reported	2017 Pro Forma	Target Net Sales for 2022 (2)	Target Organic Five Year CAGR (2)	Organic CAGR Last 6 Years
Uniform Segment Net Sales	$ 204.6	$ 204.6	$ 261.2	5.0%	8.1%
Promotional Products Segment Net Sales	42.9	82.3 (1)	145.0	12.0%	N/A (3)
Remote Staffing Segment Net Sales	19.3	19.3	54.2	23.0%	41.0%
Consolidated Net Sales	$ 267	$ 306 (1)	$ 460	8.5%	10.6%

(1) Includes proforma sales totals from Tangerine and Public Identity acquisitions in 2017 as though they were owned for the full year.

(2) The Sales And CAGR (Compound Annual Growth Rate) amounts above do not include the impact of future acquisitions.

(3) 2017 is the first full year of net sales for the Promotional Products Segment. Organic growth in 2017 for this segment was 15%.

Superior Uniform Group